SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2006

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)

Registrant’s telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Item 7.01  Regulation FD Disclosure

We are furnishing presentation materials, included as Exhibit 99.1 to this report and incorporated herein by reference, which we are using for a presentation to an analysts’ conference on February 13, 2006. We expressly disclaim any obligation to update this presentation and caution that it is only accurate on the date it was presented. The inclusion of any data or statements in this presentation does not signify that the information is considered material.

The Presentation contains references to a proposed transaction in which the shares of common stock of Physicians Insurance Company of Wisconsin, Inc. will be converted into and exchanged for shares of common stock of ProAssurance Corporation. ProAssurance Corporation will file a registration statement with the Securities and Exchange Commission to register the shares to be issued in the transaction. Investors are encouraged to read the registration statement when it is filed with the SEC because it contains important information. Investors can obtain information about ProAssurance from the reports filed by ProAssurance with the SEC at the SEC's website: www.sec.gov. Copies of ProAssurance's recent SEC reports are also posted on ProAssurance's website: www.proassurance.com.

Caution Regarding Forward-Looking Statements

This report and exhibit contain historical information as well as forward-looking statements that are based upon our estimates and anticipation of future events that are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “hopeful,” “intend,” “may,” “optimistic,” “preliminary,” “project,” “should,” “will,” and similar expressions are intended to identify these forward-looking statements. There are numerous important factors that could cause our actual results to differ materially from those in the forward-looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as Forward-Looking Statements as are sections of this news release clearly identified as giving our outlook on future business. The principal risk factors that may cause actual results to differ materially from those expressed in the forward-looking statements are described in various documents we file with the Securities and Exchange Commission, including Form 10K for the year ended December 31, 2004 and Form 10Q for the most recent quarter.

These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events:

●	General economic conditions, either nationally or in our market area, that are worse than expected;

●	regulatory and legislative actions or decisions that adversely affect our business plans or operations;

●	price competition;

●	inflation and changes in the interest rate environment the performance of financial markets and/or changes in the securities markets that adversely affect the fair value of our investments or operations;

●	changes in laws or government regulations affecting medical professional liability insurance and practice management and financial services;

●	changes to our ratings assigned by A.M. Best;

●	the effect of managed healthcare;

●	uncertainties inherent in the estimate of loss and loss adjustment expense reserves and reinsurance; and changes in the availability, cost, quality, or collectibility of reinsurance;

●	significantly increased competition among insurance providers and related pricing weaknesses in some markets.

●	changes in accounting policies and practices, as may be adopted by our regulatory agencies and the Financial Accounting Standards Board; and

●	changes in our organization, compensation and benefit plans.

Relating to the proposed transaction with PIC Wisconsin:

●	The business of ProAssurance and PIC Wisconsin may not be combined successfully, or such combination may take longer to accomplish than expected;

●	the cost savings from the merger may not be fully realized or may take longer to realize than expected;

●	operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected;

●	governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger;

●	restrictions on our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations; and

●	the stockholders of PIC Wisconsin may fail to approve the merger.

We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made, and wish to advise readers that the factors listed above could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. We do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	-	Presentation to New York Society of Security Analysts on February 13, 2006

We are furnishing the exhbit to this Form 8-K in accordance with item 7.01, Regulation FD Disclosure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2006

PROASSURANCE CORPORATION

By: /s/ Edward L. Rand, Jr.
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Edward L. Rand, Jr., CPA
Chief Financial Officer